Q3 2023 INVESTOR PRESENTATION

NYSE: PFS Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, the effects of the recent turmoil in the banking industry (including the closing of three financial institutions), changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, potential goodwill impairment, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets, the availability of and costs associated with sources of liquidity, the ability to complete, or any delays in completing, the pending merger between the Company and Lakeland; any failure to realize the anticipated benefits of the transaction when expected or at all; certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the merger and integration of the companies; and the impact of a potential shutdown of the federal government. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume any duty, and does not undertake, to update any forward-looking statements to reflect events or circumstances after the date of this statement. 2

NYSE: PFS Corporate Profile (At or for the Quarter Ended 9/30/23) 3 Bank founded: 1839 Stock symbol: PFS (NYSE) Branches: 95 serving northern and central New Jersey, eastern Pennsylvania, Nassau and Queens County, NY Market capitalization: $1.08 Billion as of 10/27/23 Balance sheet: $14 Billion in Total Assets $10.5 Billion in Net Loans $10.1 Billion in Total Deposits Strong core funding: 174 bps cost of deposits Efficient operator: 1.80%: Annualized adjusted non- interest expenses / average assets(1) 54.81%: Efficiency Ratio(1) Wealth management business: Beacon Trust Company $3.5 Billion AUM Insurance business: Provident Protection Plus, Inc. YTD 2023 revenues ~ $11.4Million (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS Acquired Tirschwell & Loewy, Inc. AUM: $822M Acquired The MDE Group AUM: $1.3B Acquired Team Capital Bank Assets: $964M Acquired First Sentinel Bancorp Assets: $2.6B Acquired First Morris Bank & Trust Assets: $554M Acquired Beacon Trust Company AUM: $1.5B IPO NYSE PFS 1839 Founded 2003 2004 2007 2011 2014 2015 2019 2020 2022 Successful & Disciplined Acquirer Acquired SB One Bancorp Assets: $2.2B 4 Announced Pending Merger with Lakeland Bancorp, Inc. Assets: $10.5B

NYSE: PFS POPULATION (as of February 2023 Estimates) NJ – 9,317,771 NY – 19,879,255 Queens – 2,340,201 Nassau – 1,393,596 PA – 12,979,881 Bucks – 647,873 Lehigh – 378,463 Northampton – 315,255 MEDIAN INCOME AND NATIONAL RANK  NJ - $95,596 – 4th nationwide  PA - $70,856 – 27th nationwide  NY - $80,716 – 15th nationwide * Source: S&P Global MI (Median income and national rank as 1/2023; Population data as of 02/2023)  Densely populated, lucrative markets  Highly educated, wealthy population  Diverse economy proximate to New York City and Philadelphia metro areas Strong Presence in Attractive Markets* 5

NYSE: PFS Average client tenure Business  < 1 year 26%  1 – 2 years 7%  3 – 5 years 18%  6 – 9 years 18%  10+ years 31% Consumer  < 1 year 14%  1 – 2 years 4%  3 – 5 years 14%  6 – 9 years 14%  10+ years 55% Provident’s NJ deposit share ranks 2nd amongst NJ-based financial institutions* Businesses in market (excluding franchises) **  NJ (14 counties where Provident has branches) has 324,913 businesses  PA (3 counties where Provident has branches) has 54,160 businesses  NY (2 counties where Provident has branches) has 136,786 businesses Households Services per Household Business 24,678 1.77 Consumer 130749 2.59 Source: *FDIC: 6/30/22 **S&P Global MI as of 02/2023 Household Profile Strong Presence in Attractive Markets 6

NYSE: PFS ROAA CORE PTPP ROAA(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Proven Consistent Performance 7 1.15% 0.86% 1.26% 1.29% 1.26% 1.42% 1.20% 0.93% 0.81% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 20 19 20 20 20 21 20 22 Q 3 20 22 Q 4 20 22 Q 1 20 23 Q 2 20 23 Q 3 20 23 ROAA 1.63% 1.47% 1.53% 1.83% 2.12% 2.03% 1.86% 1.60% 1.48% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 20 19 20 20 20 21 20 22 Q 3 20 22 Q 4 20 22 Q 1 20 23 Q 2 20 23 Q 3 20 23 Core PTPP ROAA (Annualized Core PTPP earnings/average assets)

NYSE: PFS ROAE ROATE(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Proven Consistent Performance 8 8.07% 6.49% 10.03% 10.86% 10.68% 12.37% 10.11% 7.76% 6.84% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 20 19 20 20 20 21 20 22 Q 3 20 22 Q 4 20 22 Q 1 20 23 Q 2 20 23 Q 3 20 23 ROAE (Annualized net income/average stockholders' equity) 11.71% 9.28% 13.89% 15.20% 14.96% 17.51% 14.10% 10.75% 9.47% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 20 19 20 20 20 21 20 22 Q 3 20 22 Q 4 20 22 Q 1 20 23 Q 2 20 23 Q 3 20 23 ROATE (Annualized net income/average tangible stockholders' equity)

3.0% 3.5% 3.7% 5.1% 4.0% 4.5% Dividend yield $0.21 $0.23 $0.23 $0.24 $0.24 Regular quarterly cash dividend per share (1) 10.05% CAGR 2.76% CAGR +20% 5-year TSR 15.96% (As of 2/10/23) 9 Historically Strong Track Record of Returns Note: See Appendix for a reconciliation of GAAP and non-GAAP financial measures. (1) Does not include special cash dividends of $0.15 in 2017 and $0.20 in 2019. Increased regular quarterly cash dividend to $0.24 in Q4 2021 DECEMBER : $1.45 $1.82 $1.74 $1.39 $2.19 $2.35 2017 2018 2019 2020 2021 2022 Diluted Earnings per share $13.20 $14.18 $14.85 $14.86 $16.02 $15.12 Tangible book value per share (Tangible stockholders' equity/shares outstanding)

NYSE: PFS Stable Core Funding Base $ in thousands ($) Balance Total Average Deposits 10,264,994 Average Branch Size 109,202 Cost of Interest Bearing Deposits: 0.90% Total Cost of Deposits: 0.67% AVERAGE DEPOSIT COMPOSITION AVERAGE DEPOSIT COMPOSITION 10 Savings deposits 13.6% Money market accounts 23.3% NOW accounts 31.9% Non-interest bearing deposits 25.0% Certificates of deposit 6.3% Muni 18.3% Commercial Deposits 28.3% Retail Deposits 53.3% Savings deposits 12.1% Money market accounts 22.0% NOW accounts 34.0% Non- interest bearing deposits 21.7% Certificates of deposit 10.3% December 2022 September 2023 Muni 17.3% Commercial Deposits 31.7% Retail Deposits 51.0% December 2022 September 2023 Cost of Interest Bearing Deposits 2.22% Total Cost of Deposits 1.74%

NYSE: PFS Diversified Loan Portfolio As of 12/31/22 11 Residential Mortgage Loans 11% Commercial Mortgage 42% Multi-family Loans 15% Commercial Construction Loans 7% Commercial Loans 22% Consumer Loans 3% As of 9/30/23 Residential Mortgage Loans 11% Commercial Mortgage 41%Multi-family Loans 17% Commercial Construction Loans 6% Commercial Loans 22% Consumer Loans 3% Total Gross Loans $10.68 billion Q3 2023 Avg Net Loan Yield 5.37% Total Gross Loans $10.26 billion Q4 2022 Avg Net Loan Yield 4.82%

Strong Credit Metrics 12 0.76% 1.03% 0.84% 0.86% 0.88% 0.86% 0.91% 0.97% 1.01% Total allowance to total loans 0.58% 0.93% 0.59% 0.59% 0.61% 0.59% 0.48% 0.57% 0.52% Non performing assets to Loans +REO 0.55% 0.89% 0.50% 0.57% 0.59% 0.57% 0.35% 0.44% 0.37% Total non-performing loans to total loans 0.44% 0.71% 0.41% 0.44% 0.45% 0.44% 0.36% 0.42% 0.40% Total non-performing assets as a percentage of total assets 0.18% 0.06% (0.04%) 0.01% (0.05%) 0.16% 0.03% 0.04% 0.21%Net Charge off ratio Q1 2320202019 2021 Q3 22 Q4 222022 Q2 23 Q3 23

NYSE: PFS Non-Performing Assets $ in thousands Strong Credit Metrics 13 At December 12/31/2019 12/31/2020 12/31/2021 12/31/2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Mortgage loans: Residential $8,543 $9,315 $6,072 $1,928 $3,120 $1,928 $1,744 $1,698 $1,329 Commercial 5,270 31,982 16,887 28,212 35,352 28,212 6,815 7,279 11,667 Multi-family 0 0 439 1,565 1,583 1,565 1,548 2,314 2,258 Construction 0 1,392 2,365 1,878 1,878 1,878 1,874 1,874 1,868 Total mortgage loans 13,813 42,689 25,763 33,583 41,933 33,583 11,981 13,165 17,122 Commercial loans 25,160 42,118 20,582 24,188 17,181 24,188 23,129 31,885 21,912 Consumer loans 1,221 2,283 1,682 738 387 738 346 878 495 Total non-accruing loans 40,194 87,090 48,027 58,509 59,501 58,509 35,456 45,928 39,529 Accruing loans - 90 days or more delinquent - - - - - - - - - Total non-performing loans - $87,090 $48,027 $58,509 $59,501 $58,509 $35,456 $45,928 $39,529 Foreclosed assets 2,715 4,475 8,731 2,124 2,053 2,124 13,743 13,697 16,487 Total non-performing assets $42,909 $91,565 $56,758 $60,633 $61,554 $60,633 $49,199 $59,625 $56,016

NYSE: PFS $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2019 2020 2021 2022 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Other income Net gain on securities transactions Bank-owned life insurance Insurance agency income Wealth management income Fees 2019 2020 2021 2022 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Fees $28,321 $23,847 $29,967 $28,128 $7,203 $6,612 $6,387 $5,775 $6,132 Wealth management income 22,503 25,733 30,756 27,870 6,785 6,596 6,915 6,919 6,992 Insurance agency income 0 3,513 10,216 11,440 2,865 2,305 4,102 3,847 3,224 Bank-owned life insurance 6,297 6,491 7,930 5,988 1,237 2,010 1,484 1,534 1,820 Net gain on securities transactions 72 81 255 181 -3 27 -5 29 13 Other income 6,601 12,766 7,685 14,182 10,358 716 3,269 1,283 1,139 Total non-interest income $63,794 $72,431 $86,809 $87,789 $28,445 $18,266 $22,152 $19,387 $19,320 Emphasis on Fee Income Non-Interest Income $ in thousands 14 (1) Durbin Act negative impact starting July 1, 2021 of approximately $1.2 million per quarter and includes incremental revenue as a result of acquisition of SB One. (2) Other income for the quarter ended September 30, 2022 included an $8.6 million gain realized on the sale of a foreclosed commercial office property. (2)

NYSE: PFS * Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. Advisory 86% Trust & Estate 7% Tax 3% Private Banking 4% Focus on Wealth Management Business 2023 YTD Revenue Advisory $18,667,288 Trust & Estate 1,467,989 Tax 691,039 Private Banking 876,479 * Total $ 21,702,795 15 $3.5 Billion AUM For 1,023 family relationships

NYSE: PFS AVERAGE CLIENT SIZE $3,471,000 As of September 30, 2023, based on AUM of $3.5B for 1,023family relationships AVERAGE FEE 73 bps EBITDA & NET INCOME EBITDA (YTD September 30, 2023) $ 8,977,445 Net Income (YTD September 30, 2023) $ 6,230,551 CROSSOVER PROVIDENT/BEACON (HOW MANY PROVIDENT CUSTOMERS ARE BEACON CLIENTS) 97 Provident Bank households are also Beacon clients Focus on Wealth Management Business 16

NYSE: PFS • Provident acquired SB One Insurance Agency as part of the July 31, 2020 merger with SB One Bancorp. • In July of 2022 SB One Insurance Agency was rebranded as Provident Protection Plus, Inc. • Provident Protection Plus, Inc. provides insurance agency services including business, personal and employee benefits insurance products. • The insurance agency’s primary source of revenue is commission income earned from the sale of business and personal property and casualty insurance coverage for its customers with various insurance underwriters. • The insurance agency places property and casualty, life and health, and other coverage with about 25 different insurance carriers licensed in 37 states. Provident Protection Plus, Inc. 17 $1,413 $1,995 $2,281 $2,402 $2,903 $3,595 $778 $473 $1,953 $1,446 $874 2017 2018 2019 2020 2021 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Insurance Services Income Before Tax ($ in thousands) 5-year CAGR 20.53%

APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

$ in thousands, except per share data)	2019	2020	2021	2022	Q3 2021	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Core PTPP ROAA:										
Net Income	$ 112,633	$ 96,951	$ 167,921	$ 175,648	$ 37,268	$ 43,421	$ 49,034	$ 40,536	$ 32,003	$ 28,547
Add: provision for credit losses	13,100	29,719	(24,339)	8,388	969	8,413	3,384	6,001	10,397	11,009
Add: provision for credit losses for off-balance sheet credit exposure	-	1,814	1,515	(3,384)	980	1,575	(1,596)	739	(647)	1,532
Add: income tax expense	34,455	30,603	59,197	64,458	12,913	16,657	18,234	14,454	11,630	8,843
Add: merger related charges		6,310	-	4,128	-	2,886	1,242	1,100	1,960	2,289
Add: COVID-19 related costs		1,387	-	-	-	-	-	-	-	-
Core PTPP earnings	$ 160,188	$ 166,784	$ 204,294	$ 249,238	$ 52,130	$ 72,952	$ 70,298	$ 62,830	$ 55,343	$ 52,220
Avg Diluted Shares outstanding	$64,734,591	$69,625,958	$76,560,840	$74,782,370	$76,685,206	$74,393,380	$74,443,511	$74,702,527	$74,830,187	$74,914,205
Core PTPP Earnings per Share	$ 2.47	$ 2.40	$ 2.67	$ 3.33	$ 0.68	$ 0.98	$ 0.94	$ 0.84	$ 0.74	$ 0.70
Annualized Core PTPP earnings	$ 160,188	$ 166,784	$ 204,294	$ 249,238	$ 206,820	$ 289,429	$ 278,900	$ 254,811	$ 221,980	$ 207,177
Average assets	$ 9,820,832	$11,337,140	$13,338,911	$13,642,849	$13,370,556	$13,622,564	$13,714,201	$13,732,708	$13,833,055	$13,976,610
Core PTPP ROAA (Annualized Core PTPP earnings/average assets)	**1.63%**	**1.47%**	**1.53%**	**1.83%**	**1.55%**	**2.12%**	**2.03%**	**1.86%**	**1.60%**	**1.48%**

	2019	2020	2021	2022	Q3 2021	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
ROATE:										
Net income	$ 112,633	$ 96,951	$ 167,921	$ 175,648	$ 37,268	$ 43,421	$ 49,034	$ 40,536	$ 32,003	$ 28,547
Annualized net income	$ 112,633	$ 96,951	$ 167,921	$ 175,648	$ 147,857	$ 172,268	$ 194,537	$ 164,396	$ 128,364	$ 113,257
Average stockholders' equity	$ 1,394,859	$ 1,494,563	$ 1,673,715	$ 1,618,090	$ 1,693,733	$ 1,613,522	$ 1,572,572	$ 1,626,370	$ 1,653,677	$ 1,654,920
Less: average intangible assets	433,189	449,711	465,214	462,620	465,180	462,180	461,402	460,631	459,865	459,133
Average tangible stockholders' equity	$ 961,670	$ 1,044,852	$ 1,208,501	$ 1,155,470	$ 1,228,553	$ 1,151,342	$ 1,111,170	$ 1,165,739	$ 1,193,812	$ 1,195,787
ROATE (Annualized net income/average tangible stockholders' equity)	**11.71%**	**9.28%**	**13.89%**	**15.20%**	**12.04%**	**14.96%**	**17.51%**	**14.10%**	**10.75%**	**9.47%**
Tangible book value per share:										
Stockholders' equity	$ 1,413,840	$ 1,619,797	$ 1,697,096	$ 1,597,703	$ 1,679,424	$ 1,550,985	$ 1,597,703	$ 1,640,080	$ 1,642,471	$ 1,622,970
Less: intangible assets	437,019	466,212	464,183	460,892	465,061	461,673	460,892	460,132	459,383	458,663
Tangible stockholders' equity	$ 976,821	$ 1,153,585	$ 1,232,913	$ 1,136,811	$ 1,214,363	$ 1,089,312	$ 1,136,811	$ 1,179,948	$ 1,183,088	$ 1,164,307
Shares outstanding	65,787,900	77,611,107	76,969,999	75,169,196	77,226,485	75,162,357	75,169,196	75,467,890	75,530,425	75,531,884
Tangible book value per share (Tangible stockholders' equity/shares outstanding)	**$ 14.85**	**$ 14.86**	**$ 16.02**	**$ 15.12**	**$ 15.72**	**$ 14.49**	**$ 15.12**	**$ 15.64**	**$ 15.66**	**$ 15.41**

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

Provident Financial Services, Inc.

19

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Reconciliation of GAAP to Non-GAAP Financial Measures 20 Annualized Adjusted Non-Interest Expense to Average Assets Three Months Ended Sep-23 Reported non-interest expense 67,157$ Adjustments to non-interest expense: Credit loss expense for off-balance sheet credit exposures 1,532 Merger-related transaction costs and COVID-19 expenses 2,289 Adjusted non-interest expense 63,336$ Annualized adjusted non-interest expense 251,279$ Average assets 13,976,610 Annualized adjusted non-interest expense/average assets 1.80% Efficiency Ratio Calculation Three Months Ended Sep-23 Net Interest income 96,236$ Non-interest income 19,320 Total income 115,556$ Adjusted non-interest expense 63,336$ Efficiency ratio (adjusted non-interest expense/income) 54.81%

NYSE: PFS C & I – (Includes owner occupied) Loans by NAICS Sector – 9/30/23 21 NAIC Sector2 Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 701 697,907,263 493,421,385 Health Care and Social Assistance 394 375,798,087 299,304,659 Manufacturing 213 376,313,807 275,471,099 Wholesale Trade 190 299,865,290 224,770,552 Construction 428 486,021,656 182,470,187 Retail Trade 160 159,782,017 127,631,322 Arts, Entertainment, and Recreation 83 119,580,079 105,163,556 Other Services (except Public Administration) 204 147,636,259 98,581,145 Accommodation and Food Services 105 114,234,856 94,074,100 Educational Services 75 119,595,086 86,783,423 Finance and Insurance 33 168,593,533 70,380,629 Administrative and Support and Waste Management and Remediation Services 164 90,646,231 63,435,280 Transportation and Warehousing 127 83,745,305 60,919,651 Professional, Scientific, and Technical Services 202 128,219,060 52,975,769 Management of Companies and Enterprises 13 46,936,854 42,348,896 Agriculture, Forestry, Fishing and Hunting 9 25,099,480 23,608,490 Information 13 16,852,925 11,898,827 Public Administration 18 10,618,661 8,668,661 Utilities 15 8,536,056 5,821,056 Mining, Quarrying, and Oil and Gas Extraction 4 921,048 479,348 Grand Total 3,151 3,476,903,552 2,328,208,035

NYSE: PFS Commercial Real Estate Loans by NAICS Sector – 9/30/23 22 NAIC Sector2 Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 2,210 5,926,678,170 5,820,848,783 Accommodation and Food Services 42 159,778,065 159,593,393 Other Services (except Public Administration) 37 28,795,837 26,830,837 Construction 32 64,066,639 57,411,634 Health Care and Social Assistance 24 49,107,688 48,888,444 Public Administration 21 1,827,229 827,229 Retail Trade 16 22,422,596 22,422,596 Finance and Insurance 6 4,020,645 4,020,645 Manufacturing 5 4,673,284 4,673,284 Professional, Scientific, and Technical Services 5 2,410,142 2,410,142 Transportation and Warehousing 5 19,880,834 19,878,587 Arts, Entertainment, and Recreation 4 19,965,938 19,965,938 Management of Companies and Enterprises 3 2,554,812 2,554,812 Educational Services 2 6,966,506 6,966,506 Administrative and Support and Waste Management and Remediation Services 1 589,741 589,741 Information 1 1,761,046 1,761,046 Grand Total 2,414 6,315,499,174 6,199,643,617

NYSE: PFS Construction Loans by NAICS Sector – 9/30/23 23 NAIC Sector2 Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 76 991,757,655 605,801,931 Construction 9 53,834,206 27,434,557 Accommodation and Food Services 1 3,567,500 3,567,500 Arts, Entertainment, and Recreation 1 6,175,000 2,331,478 Health Care and Social Assistance 1 17,809,500 17,809,500 Manufacturing 1 11,250,000 4,280,954 Other Services (except Public Administration) 1 5,800,000 3,918,307 Retail Trade 1 2,313,046 2,313,046 Grand Total 91 1,092,506,907 667,457,274

NYSE: PFS As of 9/30/23 ($ in thousands) CRE Investment By Property Type 24 PROPERTY TYPE COUNT $ OUTSTANDING % OUTSTANDING WARR Multi-Family 531 1,795,218 28.92% 3.24 Retail 525 1,724,042 27.77% 3.32 Industiral 304 1,218,051 19.62% 3.36 Office 268 483,259 7.78% 3.52 Mixed 358 432,452 6.97% 3.34 Special Use Property 65 197,725 3.18% 3.74 Residential 342 170,944 2.75% 3.52 Hotel 30 150,179 2.42% 4.45 Land 13 36,253 0.58% 4.07 TOTAL PORTFOLIO 2,436 6,208,122 100.00% 3.37

NYSE: PFS Guideline is 300% of Regulatory Capital CRE to Total Risk-Based Capital 25 422.0% 440.8% 457.3% 473.2% 456.4% 468.0% 471.6% 485.3% 499.6% 491.3% 490.9% 473.3% 477.8% 481.1% 0.00% 100.00% 200.00% 300.00% 400.00% 500.00% 600.00% 12/31/18 12/31/19 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23

NYSE: PFS Performance Ratios – Holdco Capital 26 10 .3 4 9. 30 9. 45 10 .0 0 9. 55 9. 45 9. 43 9. 62 9. 78 10 .0 0 10 .1 7 10 .2 2 10 .2 2 12 .7 4 10 .4 6 11 .4 7 11 .3 6 11 .4 3 11 .4 7 11 .5 6 11 .0 5 10 .9 1 11 .3 6 11 .6 6 11 .5 3 11 .4 412 .7 4 10 .5 8 11 .5 9 11 .4 7 11 .5 5 11 .5 9 11 .6 8 11 .1 6 11 .0 2 11 .4 7 11 .7 8 11 .6 3 11 .5 513 .4 7 11 .9 4 12 .2 5 12 .1 5 12 .3 3 12 .2 5 12 .3 2 11 .7 7 11 .7 1 12 .1 5 12 .5 3 12 .4 4 12 .4 0 2019 2020 2021 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Tier 1 leverage capital Common equity Tier 1 risk-based capital Tier 1 risk-based capital Total risk-based capital

NYSE: PFS Performance Ratios – Bank Capital 27 9. 81 8. 75 8. 86 9. 51 8. 99 8. 86 8. 86 9. 13 9. 28 9. 51 9. 76 9. 84 9. 84 11 .9 5 9. 96 10 .8 7 10 .9 1 10 .8 9 10 .8 7 10 .9 8 10 .6 0 10 .4 6 10 .9 1 11 .3 0 11 .2 0 11 .1 3 11 .9 5 9. 96 10 .8 7 10 .9 1 10 .8 9 10 .8 7 10 .9 8 10 .6 0 10 .4 6 10 .9 1 11 .3 0 11 .2 0 11 .1 312 .6 7 11 .2 1 11 .5 3 11 .5 8 11 .5 5 11 .5 3 11 .6 1 11 .2 1 11 .1 4 11 .5 8 12 .0 6 12 .0 0 11 .9 8 2019 2020 2021 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Tier 1 leverage capital Common equity Tier 1 risk-based capital Tier 1 risk-based capital Total risk-based capital

Q3 2023 INVESTOR PRESENTATION